NATIONWIDE MUTUAL FUNDS
Nationwide Bailard Cognitive Value Fund
Nationwide Bailard Technology & Science Fund
Nationwide Fund
Nationwide Geneva Mid Cap Growth Fund
Nationwide Geneva Small Cap Growth Fund
Nationwide Growth Fund
Nationwide HighMark Large Cap Core Equity Fund
Nationwide HighMark Small Cap Core Fund
Nationwide Small Company Growth Fund
Nationwide U.S. Small Cap Value Fund
Nationwide Ziegler Equity Income Fund

Supplement dated June 20, 2017
to the Prospectus dated February 28, 2017 (as revised May 24, 2017)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide HighMark Large Cap Core Equity Fund

On June 14, 2017, the Board of Trustees of Nationwide Mutual Funds (the "Trust"), including the trustees who are not interested persons, as defined under the Investment Company Act of 1940, as amended, unanimously approved a Plan of Reorganization between the Nationwide HighMark Large Cap Core Equity Fund (the "Large Cap Core Equity Fund") and the Nationwide Fund, each a series of the Trust, pursuant to which the Large Cap Core Equity Fund would be reorganized with and into the Nationwide Fund (the "Reorganization").  Shareholders of the Large Cap Core Equity Fund are not required, and will not be requested, to approve the Reorganization. Further information regarding the details of the Reorganization and the Nationwide Fund will be provided in a Prospectus/Information Statement that will be delivered to the Large Cap Core Equity Fund's shareholders.

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